SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 1999





                           PAMIDA HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)




         Delaware                    1-10619              47-0696125
----------------------------       -----------          --------------
(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Number)         Identification
                                                            Number)




    8800 "F" Street, Omaha, Nebraska                        68127
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (402) 339-2400




Item 5. OTHER EVENTS.

     On May 10, 1999, the registrant entered into an Agreement and Plan of Merger (the "Agreement") with ShopKo Stores, Inc. ("ShopKo") and a wholly owned subsidiary of ShopKo (the "Merger Sub") pursuant to which the Merger Sub on May 17, 1999, began a tender offer for all of the outstanding shares of Common Stock of the registrant at a price of $11.50 in cash net to the seller (the "Offer"). Following the completion of the Offer, the Merger Sub will be merged into the registrant, all remaining outstanding shares of Common Stock and Nonvoting Common Stock of the registrant (other than shares owned by the registrant, ShopKo, the Merger Sub, and any of their direct or indirect wholly owned subsidiaries, which will be canceled) will be converted into the right to receive $11.50 per share, and the registrant will become a wholly owned subsidiary of ShopKo.

     The Board of Directors of the registrant, in approving the Agreement, determined that the Agreement and the transactions contemplated thereby are fair to and in the best interests of the stockholders of the registrant, declared the Agreement and the transactions contemplated thereby to be advisable and in the best interests of the stockholders of the registrant, and recommended that the holders of shares of Common Stock of the registrant accept the Offer and that the stockholders of the registrant approve and adopt the Agreement and the transactions contemplated thereby.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          (1) 2.1 Agreement and Plan of Merger dated as of May 10, 1999, by and among ShopKo Stores, Inc., ShopKo Merger Corp., and Pamida Holdings Corporation

----------------

(1) Filed as an exhibit to the Schedule 14D-9 filed by the registrant on May 17, 1999, with respect to the transactions described in this Form 8-K and incorporated herein by this reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 1999.

                                        PAMIDA HOLDINGS CORPORATION

                                        By: /s/ Steven S. Fishman
                                            ---------------------
                                            Steven S. Fishman, Chairman
                                            of the Board and Chief
                                            Executive Officer



                           Pamida Holdings Corporation

                                    Form 8-K

                                  EXHIBIT INDEX



     (1) 2.1 Agreement and Plan of Merger dated as of May 10, 1999, by and among ShopKo Stores, Inc., ShopKo Merger Corp., and Pamida Holdings Corporation

----------------

     (1) Filed as an exhibit to the Schedule 14D-9 filed by the registrant on May 17, 1999, with respect to the transactions described in this Form 8-K and incorporated herein by this reference.